UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 25, 2006
INTERWOVEN, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27389	77-0523543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

803 11THAvenue Sunnyvale, CA (Address of principal executive offices)	94089 (Zip code)
Registrant’s telephone number, including area code: (408) 774-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On January 25, 2006, Interwoven, Inc. (the “Company” or “Interwoven”) entered into a separation agreement and release with Martin W. Brauns, Interwoven’s President and Chief Executive Officer. Mr. Brauns will continue to serve as President and Chief Executive Officer and as a director of Interwoven through March 31, 2006 and will resign from those positions and as a director effective March 31, 2006. Pursuant to the agreement, Interwoven will make cash payments to Mr. Brauns of $700,000, which amount represents 1.75 times his base salary, and $700,000, which amount represents his targeted annual cash bonus for 2006 and 2007, less any cash bonus earned by and paid to him for the first quarter of 2006 under the 2006 Executive Officer Incentive Bonus Plan, if such plan is adopted by the Compensation Committee of Interwoven’s Board of Directors. These amounts will be payable six months after the date of the separation agreement, or such earlier date to the extent payment of these amounts will not be subject to certain taxes. Mr. Brauns also will be permitted to keep his personal computer equipment and receive telephone and e-mail support for a three-month period. Interwoven has agreed to continue to provide Mr. Brauns and his spouse coverage under existing group employee benefit plans for a 21-month period or, in the event such continued coverage is not permitted, his spouse and he will be eligible for Interwoven’s continued group medical coverage through the Consolidated Omnibus Budget Reconciliation Act of 1995 (COBRA), for up to 21 months at Interwoven’s expense. Pursuant to the release, Mr. Brauns provided Interwoven and its affiliates a general liability release. The separation agreement and release are in part subject to a seven calendar day revocation right on the part of Mr. Brauns and, assuming no revocation, the cash payments described above and the release will become binding and effective on March 31, 2006. Cash amounts payable as described above will be reduced by applicable deductions and withholding.
     The separation agreement also provides that Mr. Brauns will surrender options to purchase an aggregate of 1,000,000 shares of our common stock, with a weighted average exercise price of $14.39 per share, in exchange for the issuance of 80,000 shares of restricted stock. These shares will remain entirely subject to restrictions until the earlier of January 1, 2007 or the date on which Interwoven merges or consolidates with another entity or sells all or substantially all of its assets. In addition, Mr. Brauns agreed to surrender an option to purchase 250,000 shares, with an exercise price of $49.38 per share, and an option to purchase 25,000 shares, with an exercise price of $111.52 per share. The separation agreement also provides that Mr. Brauns may exercise his remaining 750,000 options through December 31, 2006.

Item 2.02 Results of Operations and Financial Condition
     On January 26, 2006, Interwoven released its consolidated financial results for the quarter and year ended December 31, 2005 in a press release and convened a conference call with shareholders, investors and analysts. The conference call was announced on January 5, 2006, is available to the public through live teleconference and audio Web cast on the date of this current report, and will continue to be available through audio replay or Web cast replay for a limited time after the date of this report. During this conference call, Interwoven presented slides in its Web cast containing reported gross margin percentage, operating margin percentage and net income (loss) per share for fourth quarter and year ended December 31, 2005, 2004 and 2003, on both a basis of accounting principles generally accepted in the United States of America and on a non-GAAP basis. This information, along with a quantitative reconciliation to comparable financial measures in accordance with generally accepted accounting principles, is presented below.
     The table below reconciles the Company’s gross margin percentage calculated in accordance with accounting principles generally accepted in the United States of America to the non-GAAP gross margin percentage in each period. The Company computes its gross margin percentage by dividing gross profit, as reported, by total revenues, and computes its non-GAAP gross margin percentage by dividing non-GAAP gross profit by total revenues.

	Quarter Ended December 31,			Year Ended December 31,
	2005	2004	2003	2005	2004	2003
Total revenues	$47,579	$43,238	$33,658	$175,037	$160,388	$111,512

Gross profit, as reported	$31,932	$29,985	$22,449	$117,745	$108,628	$73,868
Add amortization of purchased technology	3,593	2,719	1,962	12,142	10,636	1,962

Non-GAAP gross profit	$35,525	$32,704	$24,411	$129,887	$119,264	$75,830

Gross margin percentage, as reported	67%	69%	67%	67%	68%	66%

Non-GAAP gross margin percentage	75%	76%	73%	74%	74%	68%

     The table below reconciles the Company’s operating margin percentage calculated in accordance with accounting principles generally accepted in the United States of America to the non-GAAP operating margin percentage in each period. The Company computes its operating margin percentage by dividing income (loss) from operations, as reported, by total revenues, and computes its non-GAAP operating margin percentage by dividing non-GAAP income (loss) from operations by total revenues.

	Quarter Ended December 31,			Year Ended December 31,
	2005	2004	2003	2005	2004	2003
Total revenues	$47,579	$43,238	$33,658	$175,037	$160,388	$111,512

Income (loss) from operations, as reported	$332	$51	$(13,027)	$(1,869)	$(24,406)	$(49,861)
Add (deduct) certain charges:
Amortization of purchased technology	3,593	2,719	1,962	12,142	10,636	1,962
Amortization of stock-based compensation	624	630	866	1,743	4,982	2,348
Amortization of intangible assets	886	910	803	3,358	4,541	2,348
In-process research and development	—	—	4,575	—	—	5,174
Restructuring and excess facilities	(94)	(695)	3,112	(692)	9,782	18,813

Non-GAAP income (loss) from operations	$5,341	$3,615	$(1,709)	$14,682	$5,535	$(19,216)

Operating margin percentage, as reported	1%	0%	(39)%	(1)%	(15)%	(45)%

Non-GAAP operating margin percentage	11%	8%	(5)%	8%	3%	(17)%

     The table below reconciles the Company’s net income (loss) per share calculated in accordance with accounting principles generally accepted in the United States of America to the non-GAAP net income (loss) per share in each period. The Company computes net income (loss) per share by dividing net income (loss), as reported, by shares used in computing net income (loss) per share. The Company computes non-GAAP net income (loss) per share by dividing non-GAAP net income (loss) by shares used in computing non-GAAP net income (loss) per share. Shares used in computing these amounts include the weighted average shares outstanding for the periods presented plus dilutive common stock options.

	Quarter Ended December 31,			Year Ended December 31,
	2005	2004	2003	2005	2004	2003
Net income (loss), as reported	$1,116	$405	$(12,397)	$617	$(23,667)	$(47,531)
Add (deduct) certain charges:
Amortization of purchased technology	3,593	2,719	1,962	12,142	10,636	1,962
Amortization of stock-based compensation	624	630	866	1,743	4,982	2,348
Amortization of intangible assets	886	910	803	3,358	4,541	2,348
In-process research and development	—	—	4,575	—	—	5,174
Restructuring and excess facilities	(94)	(695)	3,112	(692)	9,782	18,813
Tax impact of non-GAAP adjustments	(1,960)	(1,180)	—	(5,119)	(1,842)	—

Non-GAAP net income (loss)	$4,165	$2,789	$(1,079)	$12,049	$4,432	$(16,886)

Net income (loss) per share	$0.03	$0.01	$(0.38)	$0.01	$(0.58)	$(1.72)

Non-GAAP net income (loss) per share	$0.10	$0.07	$(0.03)	$0.28	$0.11	$(0.61)

Shares used in computing net income (loss) per share	42,244	41,855	32,742	41,175	40,494	27,585
Dilutive securities used in non-GAAP computation	841	85	—	1,215	762	—

Shares used in computing non-GAAP income (loss) per share	43,085	41,940	32,742	42,390	41,256	27,585

     The press release furnished under Item 9.01 of this Current Report on Form 8-K includes non-GAAP operating results of Interwoven and a reconciliation of Interwoven’s results prepared in accordance with accounting principles generally accepted in the United States of America to those non-GAAP results. These non-GAAP results are not in accordance with, or an alternative for, results prepared in accordance with accounting principles generally accepted in the United States of America, and the Company’s non-GAAP measures may be different from non-GAAP measures used by other companies. Interwoven believes that the presentation of non-GAAP results provides useful information to management and investors regarding underlying trends in its consolidated financial condition and results of operations. Interwoven uses these non-GAAP measures in assessing corporate performance and determining incentive compensation. Readers are advised to review and consider carefully the financial information prepared in accordance with accounting principles generally accepted in the United States of America contained in this press release and Interwoven’s periodic filings with the Securities and Exchange Commission.

     The information contained in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Martin W. Brauns, Chairman, President and Chief Executive Officer of Interwoven, will resign as President and Chief Executive Officer and as a director effective March 31, 2006.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 26, 2006*
*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERWOVEN, INC.
January 26, 2006	By:	/s/ JOHN E. CALONICO, JR.
John E. Calonico, Jr.
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated January 26, 2006.*

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.